SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. ____)


Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           [ ]


Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[X]   Soliciting Material Pursuant to ss.240.14a-12


                               Rydex Series Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:
         ________________________________________________________________

      2) Aggregate number of securities to which transaction applies:
         ________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         ________________________________________________________________
      4) Proposed maximum aggregate value of transaction:
         ________________________________________________________________
      5) Total fee paid:
         ________________________________________________________________



[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ________________________________________________________________

      2) Form, Schedule or Registration Statement No.:
         ________________________________________________________________

      3) Filing Party:
         ________________________________________________________________

      4) Date Filed:
         ________________________________________________________________

Important Proxy Notification for Multi-Cap Core Equity Shareholders

If your clients are invested in Rydex Multi-Cap Core Equity Fund as of the Record Date, they will soon receive important proxy information from Rydex Investments that will impact Rydex Multi-Cap Core Equity Fund and necessitate a shareholder vote. To vote, shareholders can use one of several convenient options--by phone, online or by mail. Your clients' proxy vote is extremely important and will help ensure that the fund has sufficient shares in attendance to conduct the shareholder meeting as scheduled. We encourage all shareholders to cast their vote as soon as they receive their proxy statement.

More information regarding this proxy will be sent to you shortly.

Read the proxy statement when it is available because it contains important information. You and your clients may obtain the proxy statement and any other relevant documents for free at the Securities and Exchange Commission's web site at www.sec.gov. Additionally, the proxy statement will be provided free of charge to all shareholders of Rydex Multi-Cap Core Equity Fund, a series of the Rydex Series Funds, who are shareholders as of the Record Date.

Rydex Distributors, Inc., an affiliate of Rydex Investments, is the distributor of Rydex funds.

FOR FINANCIAL PROFESSIONAL USE ONLY. DO NOT DISTRIBUTE TO THE PUBLIC.

Important Proxy Notification for Multi-Cap Core Equity Shareholders

If your clients are invested in Rydex Multi-Cap Core Equity Fund as of the Record Date, they will soon receive important proxy information from Rydex Investments that will impact Rydex Multi-Cap Core Equity Fund and necessitate a shareholder vote. To vote, shareholders can use one of several convenient options--by phone, online or by mail. Your clients' proxy vote is extremely important and will help ensure that the fund has sufficient shares in attendance to conduct the shareholder meeting as scheduled. We encourage all shareholders to cast their vote as soon as they receive their proxy statement. More information regarding this proxy will be sent to you shortly.

Read the proxy statement when it is available because it contains important information. You and your clients may obtain the proxy statement and any other relevant documents for free at the Securities and Exchange Commission's web site at www.sec.gov. Additionally, the proxy statement will be provided free of charge to all shareholders of Rydex Multi-Cap Core Equity Fund, a series of the Rydex Series Funds, who are shareholders as of the Record Date.

Rydex Distributors, Inc. an affiliate of Rydex Investments, is the distributor of Rydex funds.


FOR FINANCIAL PROFESSIONAL USE ONLY. DO NOT DISTRIBUTE TO THE PUBLIC.

Important Proxy Notification for Multi-Cap Core Equity Shareholders

If you are invested in Rydex Multi-Cap Core Equity Fund as of the Record Date, you will soon receive important proxy information from Rydex Investments. The proxy will include details on the proposal that requires a shareholder vote and the voting options available to you--online, by phone and by mail. Your proxy vote is extremely important and will help ensure that the fund has sufficient shares in attendance to conduct the shareholder meeting as scheduled. We encourage all shareholders to cast their vote as soon as they receive their proxy statement.

DESIGN CALL OUT:
Your vote is extremely important. More information regarding this proxy will be sent to you shortly.

Read the proxy statement when it is available because it contains important information. You may obtain the proxy statement and any other relevant documents for free at the Securities and Exchanges Commission's web site at www.sec.gov. Additionally, the proxy statement will be provided free of charge to all shareholders of Rydex Multi-Cap Core Equity Fund, a series of the Rydex Series Funds, who are shareholders as of the Record Date.

Rydex Distributors, Inc., an affiliate of Rydex Investments, is the distributor of Rydex funds.

Important Proxy Notification for Multi-Cap Core Equity Shareholders

If you are invested in Rydex Multi-Cap Core Equity Fund as of the Record Date, you will soon receive important proxy information from Rydex Investments. The proxy will include details on the proposal that requires a shareholder vote and the voting options available to you--online, by phone and by mail. Your proxy vote is extremely important and will help ensure that the fund has sufficient shares in attendance to conduct the shareholder meeting as scheduled. We encourage all shareholders to cast their vote as soon as they receive their proxy statement.

Read the proxy statement when it is available because it contains important information. You may obtain the proxy statement and any other relevant documents for free at the Securities and Exchanges Commission's web site at www.sec.gov. Additionally, the proxy statement will be provided free of charge to all shareholders of Rydex Multi-Cap Core Equity Fund, a series of the Rydex Series Funds, who are shareholders as of the Record Date.

Rydex Distributors, Inc., an affiliate of Rydex Investments, is the distributor of Rydex funds.